--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 11-K

(Mark
One)

  [X]               ANNUAL REPORT PURSUANT TO SECTION 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                  For the fiscal year ended December 31, 1997

                                       OR

  [_]          TRANSITION REPORT PURSUANT TO SECTION 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                       For the Transition period from to

                           COMMISSION FILE NO. 1-4957

                           PROFIT SHARING, INVESTMENT
                             AND PAY DEFERRAL PLAN
                               OF NALCO CHEMICAL

                             NALCO CHEMICAL COMPANY
                                ONE NALCO CENTER
                        NAPERVILLE, ILLINOIS  60563-1198
              (ISSUER AND ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             NALCO CHEMICAL COMPANY

                           PROFIT SHARING, INVESTMENT
                             AND PAY DEFERRAL PLAN

                              FINANCIAL STATEMENTS
                                 AND SCHEDULES

                               ----------------

                           DECEMBER 31, 1997 AND 1996

                             NALCO CHEMICAL COMPANY

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

                       FINANCIAL STATEMENTS AND SCHEDULES

                                     INDEX

                                                                       PAGE(S)
                                                                     -----------
Report of Independent Accountants...................................           1
Statements of Net Assets Available for Plan Benefits................           2
Statements of Changes in Net Assets Available for Plan Benefits.....           3
Notes to Financial Statements.......................................        4-11
Supplementary Schedules:
Assets Held for Investment.......................................... Schedule I
Reportable Transactions............................................. Schedule II

Note: All other schedules have been omitted because they are not applicable

                       REPORT OF INDEPENDENT ACCOUNTANTS

March 20, 1998

To the Employee Benefit Plan
Administration Committee of
Nalco Chemical Company:

  In our opinion, the accompanying statements of net assets available for plan benefits and the related statements of changes in net assets available for plan benefits present fairly, in all material respects, the net assets available for benefits of the Nalco Chemical Company Profit Sharing, Investment and Pay Deferral Plan at December 31, 1997 and 1996, and the changes in net assets available for benefits for the years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the plan's management; our responsibility is to express an opinion of these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

  Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in the supplementary schedules is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

PRICE WATERHOUSE LLP

                             NALCO CHEMICAL COMPANY

                               ----------------

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

              STATEMENTS OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                        AS OF DECEMBER 31, 1997 AND 1996

                                                          1997         1996
                                                      ------------ ------------
Investments, at fair value:
  Nalco Chemical Company common stock................ $ 98,123,822 $103,167,292
  Mutual funds.......................................   98,974,383   80,842,233
  Group annuity contract deposits....................   50,965,924   54,277,887
  Bank commingled investment funds...................   41,540,862   25,382,090
  Collective short-term investment funds.............   10,500,682   15,966,425
                                                      ------------ ------------
                                                       300,105,673  279,635,927
Loans receivable from participants...................    5,604,934    5,272,538
Due from Nalco Chemical Company Employee Stock
 Ownership Plan......................................       89,410          --
Accrued income receivable............................      246,199      197,768
                                                      ------------ ------------
Net assets available for plan benefits............... $306,046,216 $285,106,233
                                                      ============ ============


   The accompanying notes are an integral part of these financial statements.

                             NALCO CHEMICAL COMPANY

                               ----------------

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

        STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                         1997          1996
                                                     ------------  ------------
Sources of net assets:
  Contributions by employees.......................  $ 14,403,378  $ 12,995,367
  Dividend income..................................     3,774,078     4,255,329
  Interest Income..................................     4,492,750     4,739,023
  Transfers from Nalco Chemical Company Employee
   Stock Ownership Plan............................       934,736       941,886
  Net realized/unrealized appreciation of
   investments.....................................    30,169,423    31,980,537
                                                     ------------  ------------
Total sources of net assets........................    53,774,365    54,912,142
Applications of net assets:
  Administrative expenses..........................       (71,324)      (68,265)
  Withdrawals by participants......................   (32,763,058)  (28,270,923)
                                                     ------------  ------------
Increase in net assets available for plan benefits.    20,939,983    26,572,954
Net assets available for plan benefits at beginning
 of period.........................................   285,106,233   258,533,279
                                                     ------------  ------------
Net assets available for plan benefits at end of
 period............................................  $306,046,216  $285,106,233
                                                     ============  ============



   The accompanying notes are an integral part of these financial statements.

                            NALCO CHEMICAL COMPANY

                               ----------------

               PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

                         NOTES TO FINANCIAL STATEMENTS
                          DECEMBER 31, 1997 AND 1996

NOTE 1--DESCRIPTION OF THE PLAN:

  The Nalco Chemical Company Profit Sharing, Investment and Pay Deferral Plan (the Plan) is a voluntary contribution, individual account plan, which covers substantially all Nalco Chemical Company (the Company) employees. No service requirement exists before an employee is eligible to participate in the Plan. Pursuant to section 6 of the Plan document, profit sharing contributions are at the discretion of the Company. The Company has not contributed to the Plan since January 1, 1990. The Plan also accepts transfers of Company common stock and cash from the Employee Stock Ownership Plan for retirees.

  Beginning in 1993, the Plan expanded to include seven investment alternatives: the Nalco Stock Fund, the U.S. Government Money Market Fund, the Stable Capital Fund, the Bond Index Fund, the Balanced Fund, the Growth and Income Fund, and the Equity Index Fund. In 1995, an international equity fund was added, the EuroPacific Fund. A participant who has attained the age of 50 can transfer once per calendar year a minimum of 10% of his balance from the Nalco Stock Fund to any of the other funds in the Plan. The maximum allowable transfer is determined by the Employee Benefit Plan Administration Committee (EBPAC). Participants electing to make tax-deferred contributions through cash or salary deductions have the option of investing these contributions in a combination of any of the funds. Participants can transfer assets acquired with their individual funds at their discretion.

  A participant can also make contributions which are not tax-deferred through payroll deductions or a lump-sum investment. All participant contributions vest immediately, and participants are entitled to their entire account balance upon retirement, termination, disability, or death as a lump-sum payment (or in semi-annual stock installments for shares in the Nalco Stock
Fund).

  Effective June 1, 1993, participants are allowed to borrow from the Plan, provided the amount does not exceed the lesser of one-half the vested Plan balance of the participant, or $50,000. The length of the loan is decided by the employee, subject to certain governmental restrictions, and the interest charged is determined by EBPAC and communicated to the participants in writing.

  At December 31, 1997, employees participating in the Plan had invested in the available funds as follows (some have investments in more than one fund):

                                                                     1997  1996
                                                                     ----- -----
      Total employees participating................................. 3,175 3,204
        Nalco Stock Fund............................................ 2,410 2,556
        U.S. Government Money Market Fund...........................   236   223
        Stable Capital Fund......................................... 1,443 1,652
        Bond Index Fund.............................................   403   356
        Balanced Fund............................................... 1,135 1,011
        Growth and Income Fund...................................... 2,236 2,129
        Equity Index Fund........................................... 1,723 1,415
        EuroPacific Fund............................................   950   788

  The Company believes that the Plan will continue without interruption, but reserves the right to terminate the Plan at any time. In the event of termination of the Plan, the Nalco Chemical Company Profit Sharing,

Investment and Pay Deferral Plan Trust (the Trust) will continue until all of the funds held by The Northern Trust Company (the Trustee) have been distributed to the participants or their beneficiaries. Such distribution will be made in accordance with the provisions of the plan document in effect on the date of its termination.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES:

 Basis of Accounting

  The financial statements of the Plan are prepared on the accrual basis of accounting, except for benefit payments to former participants which are recorded when paid as noted below.

 Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires the use of certain estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities and the periods in which certain items of revenue and expense are included. Actual results may differ from such estimates.

 Withdrawals by Participants

  Withdrawals by participants include benefit payments, transfers out of the plan, and net loan activity.

 Valuation of Investments

  All investments, except for group annuity contract deposits, are valued by the Trustee based on the closing market value on the last business day of the plan year. The group annuity contract deposits are stated at estimated fair value, which represents contributions made under the contracts at original cost plus interest at the contract rate. The insurance companies are contractually liable for the contract value provided the investment remains with the insurance company.

 Amounts Due Participants

  In accordance with ERISA requirements for reporting by employee benefit plans, benefit payments to former participants are recorded when paid. Accordingly, at December 31, 1997 and December 31, 1996, the following amounts have been allocated to the individual accounts of withdrawing participants, but not recorded as liabilities on the Statements of Net Assets Available for Plan Benefits or withdrawals by participants in the Statements of Changes in Net Assets Available for Plan Benefits:

                                                              1997      1996
                                                            -------- ----------
      Nalco Stock Fund..................................... $244,098 $  705,187
      U.S. Government Money Market Fund....................      --       4,894
      Stable Capital Fund..................................  267,323  1,101,967
      Bond Index Fund......................................      --       2,415
      Balanced Fund........................................    5,193     21,814
      Growth and Income Fund...............................  155,336    561,128
      Equity Index Fund....................................   25,192    208,747
      EuroPacific Fund.....................................   30,375    137,143
                                                            -------- ----------
                                                            $727,517 $2,743,295
                                                            ======== ==========

  The preceding accounting treatment results in a difference between these financial statements and the Form 5500 as these amounts have been recorded as liabilities as of December 31, 1997 and 1996, and have been included in the benefits paid for the respective years on the Form 5500.

NOTE 3--INVESTMENTS:

  The cost of investments and number of shares or units held at December 31, 1997 and 1996 were as follows:

                                          1997                    1996
                                 ----------------------- -----------------------
                                 SHARES OR               SHARES OR
                                   UNITS        COST       UNITS        COST
                                 ---------- ------------ ---------- ------------
Nalco Chemical Company Common
 Stock.........................   2,480,223 $ 37,146,056  2,855,842 $ 40,377,018
American Balanced Fund.........   1,139,119   16,371,281    897,776   12,221,073
American EuroPacific Fund......     456,076   11,570,309    393,984    9,438,990
Dreyfus Government Money Market
 Instruments...................   2,676,600    2,676,600  1,913,427    1,913,427
Hartford Annuity Contract
 Deposit.......................   2,563,076    2,563,076  2,493,039    2,493,039
Life of Georgia Contract
 Deposit.......................   6,282,171    6,282,171  5,935,391    5,935,391
Pacific Mutual Contract
 Deposit.......................   3,149,032    3,149,032  2,952,635    2,952,635
Provident Contract Deposit.....   3,723,764    3,723,764  3,506,039    3,506,039
Sun Life America Contract
 Deposit.......................   2,191,985    2,191,985  2,056,298    2,056,298
Allamerica Group Annuity
 Contract Deposit..............   4,522,389    4,522,389  4,185,459    4,185,459
Ohio National Group Annuity
 Contract Deposit..............   2,979,775    2,979,775  2,792,475    2,792,475
Protective Life Group Annuity
 Contract Deposit..............   2,892,390    2,892,390  2,732,537    2,732,537
John Hancock Mutual Life
 Insurance Company Group
 Annuity Contract Deposit......         --           --   2,729,307    2,729,307
J.P. Morgan Group Annuity
 Contract Deposit..............  10,000,000   10,000,000 10,000,000   10,000,000
New York Life Group Annuity
 Contract Deposit..............   5,553,351    5,553,351  5,233,580    5,233,580
New York Life Group Annuity
 Contract Deposit..............         --           --   1,538,896    1,538,896
Principal Mutual Group Annuity
 Contract Deposit..............   5,581,170    5,581,170  5,244,967    5,244,967
Transamerica Group Annuity
 Contract Deposit..............   1,526,821    1,526,821  2,877,266    2,877,266
Neuberger & Berman Guardian
 Fund..........................   2,570,243   58,104,493  2,169,599   44,705,133
Barclays Equity Index Fund.....   1,437,519   26,606,279  1,147,067   17,686,050
Barclays Government/Corporate
 Bond Index Fund...............     294,949    3,553,220    236,123    2,629,958
The Northern Trust Company
 Collective Short-Term
 Investment Fund...............  10,500,682   10,500,682 15,966,425   15,966,425
                                            ------------            ------------
    Total......................             $217,494,844            $199,215,963
                                            ============            ============

  Individual investments that represent 5% or more of the fair value of net assets available for plan benefits at December 31, 1997 are as follows:

                                               SHARES OR
                                                 UNITS      COST     FAIR VALUE
                                               --------- ----------- -----------
   Barclays Equity Index Fund................. 1,437,519 $26,606,279 $37,576,753
   Nalco Chemical Company Common Stock........ 2,480,223  37,146,056  98,123,822
   American Balanced Fund..................... 1,139,119  16,371,281  17,861,388
   Neuberger & Berman Guardian Fund........... 2,570,243  58,104,493  66,569,298

NOTE 4--TRANSACTIONS WITH RELATED PARTY:

  Certain expenses pertaining to the operation of the Plan are paid by the Company and are not charged against the assets or income of the Plan. In addition, various administrative, legal, and accounting services are performed by Company personnel on behalf of the Plan. No charges are made to the Plan for these services.

NOTE 5--INCOME TAX STATUS:

  The Internal Revenue Service issued a letter of determination dated July 17, 1995 stating the Plan is qualified under section 401(a) of the Internal Revenue Code (the Code) and is, therefore, exempt from federal income taxation under section 501(a) of the Code. Participants are not subject to federal income tax until amounts are distributed to them.

NOTE 6--GROUP ANNUITY CONTRACTS:

  The fair value of group annuity contract deposits at December 31, 1997 and 1996 was comprised of the following:

                                                           DECEMBER 31,
                                                      -----------------------
                                                         1997        1996
                                                      ----------- -----------
   John Hancock Mutual Life Insurance Company
    contract deposit, GAC7892, due 12/1/97 (5.77% in
    1996)............................................         --  $ 2,729,307
   Hartford contract deposit, GA10156, due 12/21/98
    (4.87% in 1997 and 1996)......................... $ 2,563,076   2,493,039
   Life of Georgia contract deposit, FR101, due
    9/9/99
    (5.93% in 1997 and 6.15% in 1996)................   6,282,171   5,935,391
   Pacific contract deposit, G2608401, due 6/1/98
    (6.65% in 1997 and 1996).........................   3,149,032   2,952,635
   Provident contract deposit, #627-0569-201A, due
    6/1/99
    (6.21% in 1997 and 1996).........................   3,723,764   3,506,039
   Sun Life America contract deposit, #4656, due
    7/25/98
    (6.58% in 1997 and 1996).........................   2,191,985   2,056,298
   Allamerica contract deposit, GA91636A, due
    11/30/99
    (8.05% in 1997 and 1996).........................   4,522,389   4,185,459
   Ohio National contract deposit, #5708, due
    11/30/99
    (6.75% in 1997 and 1996).........................   2,979,775   2,792,475
   Protective Life contract deposit, GA1191, due
    6/1/98
    (5.85% in 1997 and 1996).........................   2,892,390   2,732,537
   J.P. Morgan contract deposit, NALCO-01, due
    6/1/2000
    (5.50% in 1997 and 6.08% in 1996)................  10,000,000  10,000,000
   New York Life contract deposit, #30481, due
    6/30/99
    (6.11% in 1997 and 1996).........................   5,553,351   5,233,580
   New York Life contract deposit, #30481-002, due
    7/12/97
    (5.90% in 1996)..................................         --    1,538,896
   Principal Mutual contract deposit, #4-23183, due
    12/31/2000
    (6.41% in 1997 and 1996).........................   5,581,170   5,244,967
   Transamerica contract deposit, S1393-00, due
    1/30/98
    (6.13% in 1997 and 1996).........................   1,526,821   2,877,264
                                                      ----------- -----------
                                                      $50,965,924 $54,277,887
                                                      =========== ===========

  Average yields for the above contracts are not calculated as the rates are guaranteed. No valuation reserve was established in 1997 or 1996 as the companies listed all maintain at least an A+ credit rating.

NOTE 7--STATEMENTS OF NET ASSETS:

  The statements of net assets available for plan benefits by fund as of December 31, 1997 and 1996 are as follows:

                             NALCO CHEMICAL COMPANY

                               ----------------

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS BY FUND
                            AS OF DECEMBER 31, 1997

                                      U.S. GOVT    STABLE
                          NALCO STOCK MONEY MKT    CAPITAL   BOND INDEX  BALANCED    GROWTH &     EQUITY
                             FUND        FUND       FUND        FUND       FUND     INCOME FUND INDEX FUND
                          ----------- ---------- ----------- ---------- ----------- ----------- -----------
Investments, at fair
 value:
 Nalco Chemical Company
  common stock..........  $98,123,822
 Mutual Funds...........              $2,676,600                        $17,861,388 $66,569,298
 Group annuity contract
  deposits..............                         $50,965,924
 Bank commingled mutual
  funds.................                                     $3,964,109                         $37,576,753
 Collective short-term
  investment fund.......    1,548,151              8,793,071
                          ----------- ---------- ----------- ---------- ----------- ----------- -----------
                           99,671,973  2,676,600  59,758,995  3,964,109  17,861,388  66,569,298  37,576,753
Loans receivable from
 participants...........
Due from Nalco Chemical
 Company Employee Stock
 Ownership Plan.........       89,410
Accrued income
 receivable.............       11,133     11,130     222,764
                          ----------- ---------- ----------- ---------- ----------- ----------- -----------
Net assets available for
 plan benefits..........  $99,772,516 $2,687,730 $59,981,759 $3,964,109 $17,861,388 $66,569,298 $37,576,753
                          =========== ========== =========== ========== =========== =========== ===========

                                    EUROPACIFIC    LOAN    CLEARING
                                       FUND      ACCOUNT   ACCOUNT     TOTAL
                                    ----------- ---------- -------- ------------
Investments, at fair value:
 Nalco Chemical Company common
  stock...........................                                  $ 98,123,822
 Mutual Funds.....................  $11,867,097                       98,974,383
 Group annuity contract deposits..                                    50,965,924
 Bank commingled mutual funds.....                                    41,540,862
 Collective short-term investment
  fund............................                         $159,460   10,500,682
                                    ----------- ---------- -------- ------------
                                     11,867,097             159,460  300,105,673
 Loans receivable from
  participants....................              $5,604,934             5,604,934
 Due from Nalco Chemical Company
  Employee Stock Ownership Plan...                                        89,410
 Accrued income receivable........                            1,172      246,199
                                    ----------- ---------- -------- ------------
 Net assets available for plan
  benefits........................  $11,867,097 $5,604,934 $160,632 $306,046,216
                                    =========== ========== ======== ============

                             NALCO CHEMICAL COMPANY

                               ----------------

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS BY FUND
                            AS OF DECEMBER 31, 1996

                                       U.S. GOVT.   STABLE
                             NALCO     MONEY MKT.   CAPITAL   BOND INDEX  BALANCED
                           STOCK FUND     FUND       FUND        FUND       FUND
                          ------------ ---------- ----------- ---------- -----------
Investments, at fair
 value:
 Nalco Chemical Company
  common stock..........  $103,153,745
 Mutual Funds...........               $1,913,427                        $13,062,639
 Group annuity contract
  deposits..............                          $54,277,887
 Bank commingled mutual
  funds.................                                      $2,899,584
 Collective short-term
  investment fund.......       923,478             14,643,455
                          ------------ ---------- ----------- ---------- -----------
Loans receivable from
 participants...........   104,077,223  1,913,427  68,921,342  2,899,584  13,062,639
Accrued income
 receivable.............         8,061      7,011     181,661
                          ------------ ---------- ----------- ---------- -----------
Net assets available for
 plan benefits..........  $104,085,284 $1,920,438 $69,103,003 $2,899,584 $13,062,639
                          ============ ========== =========== ========== ===========

                           GROWTH &     EQUITY    EUROPACIFIC    LOAN    CLEARING
                          INCOME FUND INDEX FUND     FUND      ACCOUNT   ACCOUNT     TOTAL
                          ----------- ----------- ----------- ---------- -------- ------------
Investments, at fair
 value:
 Nalco Chemical Company
  common stock..........                                                 $ 13,547 $103,167,292
 Mutual Funds...........  $55,606,827             $10,259,340                       80,842,233
 Group annuity contract
  deposits..............                                                            54,277,887
 Bank commingled mutual
  funds.................              $22,482,506                                   25,382,090
 Collective short-term
  investment fund.......                                                  399,492   15,966,425
                          ----------- ----------- ----------- ---------- -------- ------------
                           55,606,827  22,482,506  10,259,340             413,039  279,635,927
Loans receivable from
 participants...........                                      $5,272,538             5,272,538
Accrued income
 receivable.............                                                    1,035      197,768
                          ----------- ----------- ----------- ---------- -------- ------------
Net assets available for
 plan benefits..........  $55,606,827 $22,482,506 $10,259,340 $5,272,538 $414,074 $285,106,233
                          =========== =========== =========== ========== ======== ============

NOTE 8--STATEMENTS OF CHANGES IN NET ASSETS:

  The statements of changes in net assets available for plan benefits by fund for the years ended December 31, 1997 and 1996 are as follows:

                            NALCO CHEMICAL COMPANY

                               ----------------

               PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS BY FUND
                     FOR THE YEAR ENDED DECEMBER 31, 1997

                                         U.S. GOVT
                             NALCO       MONEY MKT      STABLE     BOND INDEX   BALANCED     GROWTH &
                           STOCK FUND      FUND      CAPITAL FUND     FUND        FUND      INCOME FUND
                          ------------  -----------  ------------  ----------  -----------  -----------
Sources of net assets:
 Contributions by
  employees.............  $    685,190  $   146,442  $  1,983,419  $  210,068  $ 1,267,695  $ 5,085,028
 Dividend income........     2,636,406                                             548,267      394,153
 Interest income........        70,793      113,949     3,832,273
 Transfers from Nalco
  Chemical Company
  Employee Stock
  Ownership Plan........       934,736
 Net transfers
  authorized by
  participants..........    (8,883,795)   1,977,860    (4,764,197)    871,764    1,854,982    2,339,787
 Net
  realized/unrealized
  appreciation of
  investments...........     9,435,900                                263,048    2,331,498    9,336,785
                          ------------  -----------  ------------  ----------  -----------  -----------
   Total sources of net
    assets..............     4,879,230    2,238,251     1,051,495   1,344,880    6,002,442   17,155,753
Applications of net
 assets:
 Administrative
  expenses..............
 Withdrawals by
  participants..........    (9,191,998)  (1,470,959)  (10,172,739)   (280,355)  (1,203,693)  (6,193,282)
                          ------------  -----------  ------------  ----------  -----------  -----------
Increase (decrease) in
 net assets available
 for plan benefits......    (4,312,768)     767,292    (9,121,244)  1,064,525    4,798,749   10,962,471
Net assets available for
 plan benefits at
 beginning of period....   104,085,284    1,920,438    69,103,003   2,899,584   13,062,639   55,606,827
                          ------------  -----------  ------------  ----------  -----------  -----------
Net assets available for
 plan benefits at end of
 period.................  $ 99,772,516  $ 2,687,730  $ 59,981,759  $3,964,109  $17,861,388  $66,569,298
                          ============  ===========  ============  ==========  ===========  ===========

                            EQUITY     EUROPACIFIC     LOAN     CLEARING
                          INDEX FUND      FUND       ACCOUNT     ACCOUNT      TOTAL
                          -----------  -----------  ----------  ---------  ------------
Sources of net assets:
 Contributions by
  employees.............  $ 3,077,632  $ 1,221,567              $ 726,337  $ 14,403,378
 Dividend income........                   194,558                    694     3,774,078
 Interest income........                            $  459,017     16,718     4,492,750
 Transfers from Nalco
  Chemical Company
  Employee Stock
  Ownership Plan........                                                        934,736
 Net transfers
  authorized by
  participants..........    6,310,004      293,698                   (103)            0
 Net
  realized/unrealized
  appreciation of
  investments...........    8,112,811      688,912                    469    30,169,423
                          -----------  -----------  ----------  ---------  ------------
   Total sources of net
    assets..............   17,500,447    2,398,735     459,017    744,115    53,774,365
Applications of net
 assets:
 Administrative
  expenses..............                                          (71,324)      (71,324)
 Withdrawals by
  participants..........   (2,406,200)    (790,978)   (126,621)  (926,233)  (32,763,058)
                          -----------  -----------  ----------  ---------  ------------
Increase (decrease) in
 net assets available
 for plan benefits......   15,094,247    1,607,757     332,396   (253,442)   20,939,983
Net assets available for
 plan benefits at
 beginning of period....   22,482,506   10,259,340   5,272,538    414,074   285,106,233
                          -----------  -----------  ----------  ---------  ------------
Net assets available for
 plan benefits at end of
 period.................  $37,576,753  $11,867,097  $5,604,934  $ 160,632  $306,046,216
                          ===========  ===========  ==========  =========  ============

                             NALCO CHEMICAL COMPANY

                               ----------------

                PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN

     STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS BY FUND
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                       U.S. GOVT                                            GROWTH
                         NALCO STOCK   MONEY MKT      STABLE     BOND INDEX   BALANCED     & INCOME
                             FUND         FUND     CAPITAL FUND     FUND        FUND         FUND
                         ------------  ----------  ------------  ----------  -----------  -----------
Sources of net assets:
 Contributions by
  employees............. $    758,733  $  120,998  $  2,528,121  $  216,843  $ 1,031,468  $ 5,362,833
 Dividend income........    3,099,842                                            424,394      565,562
 Interest income........       77,157      62,414     4,140,330
 Transfers from Nalco
  Chemical Company
  Employee Stock
  Ownership Plan........      941,886
 Net transfers
  authorized by
  participants..........  (11,876,137)    837,002    (2,983,492)    170,806    2,775,143   (4,632,297)
 Net
  realized/unrealized
  appreciation
  (depreciation) of
  investments...........   18,404,557                                55,858    1,002,573    7,865,115
                         ------------  ----------  ------------  ----------  -----------  -----------
   Total sources of net
    assets..............   11,406,038   1,020,414     3,684,959     443,507    5,233,578    9,161,213
Applications of net
 assets:
 Administrative
  expenses..............                                  2,815
 Withdrawals by
  participants..........   (8,360,795)   (225,295)  (11,604,902)    (92,946)    (686,717)  (3,142,509)
                         ------------  ----------  ------------  ----------  -----------  -----------
 Increase (decrease) in
  net assets available
  for plan benefits.....    3,045,243     795,119    (7,917,128)    350,561    4,546,861    6,018,704
 Net assets available
  for plan benefits at
  beginning of period...  101,040,041   1,125,319    77,020,131   2,549,023    8,515,778   49,588,123
                         ------------  ----------  ------------  ----------  -----------  -----------
 Net assets available
  for plan benefits at
  end of period......... $104,085,284  $1,920,438  $ 69,103,003  $2,899,584  $13,062,639  $55,606,827
                         ============  ==========  ============  ==========  ===========  ===========

                            EQUITY     EUROPACIFIC     LOAN      CLEARING
                          INDEX FUND      FUND       ACCOUNT     ACCOUNT       TOTAL
                          -----------  -----------  ----------  ----------  ------------
Sources of net assets:
 Contributions by
  employees.............  $ 2,085,277  $   819,745              $   71,349  $ 12,995,367
 Dividend income........                   160,966                   4,565     4,255,329
 Interest income........                            $  446,323      12,799     4,739,023
 Transfers from Nalco
  Chemical Company
  Employee Stock
  Ownership Plan........                                                         941,886
 Net transfers
  authorized by
  participants..........    7,847,638    5,704,703    (125,137)  2,281,771             0
 Net
  realized/unrealized
  appreciation
  (depreciation) of
  investments...........    3,544,864    1,108,492                    (922)   31,980,537
                          -----------  -----------  ----------  ----------  ------------
   Total sources of net
    assets..............   13,477,779    7,793,906     321,186   2,369,562    54,912,142
Applications of net
 assets:
 Administrative
  expenses..............                                           (71,080)      (68,265)
 Withdrawals by
  participants..........     (995,415)    (761,255)   (418,529) (1,982,560)  (28,270,923)
                          -----------  -----------  ----------  ----------  ------------
Increase (decrease) in
 net assets available
 for plan benefits......   12,482,364    7,032,651     (97,343)    315,922    26,572,954
Net assets available for
 plan benefits at
 beginning of period....   10,000,142    3,226,689   5,369,881      98,152   258,533,279
                          -----------  -----------  ----------  ----------  ------------
Net assets available for
 plan benefits at end of
 period.................  $22,482,506  $10,259,340  $5,272,538  $  414,074  $285,106,233
                          ===========  ===========  ==========  ==========  ============

                             NALCO CHEMICAL COMPANY

                               ----------------

          SCHEDULE I--PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN
                           ASSETS HELD FOR INVESTMENT
                            AS OF DECEMBER 31, 1997

IDENTITY OF ISSUER                       DESCRIPTION OF INVESTMENT                 COST      FAIR VALUE
------------------                       -------------------------                 ----      ----------
*Nalco Chemical Company      2,480,223 shares of common stock                  $ 37,146,056 $ 98,123,822
Hartford                     Group annuity contract deposit,                      2,563,076    2,563,076
                              GA10156, 4.87%, due 12/21/98
Life of Georgia              Group annuity contract deposit,                      6,282,171    6,282,171
                              FR101, 5.93%, due 9/9/99
Pacific                      Group annuity contract deposit,                      3,149,032    3,149,032
                              G2608401, 6.65%, due 6/1/98
Provident                    Group annuity contract deposit,                      3,723,764    3,723,764
                              #627-05692-01A, 6.21%, due 6/1/99
Sun Life America             Group annuity contract deposit,                      2,191,985    2,191,985
                              #4656, 6.58%, due 7/25/98
Allamerica                   Group annuity contract deposit,                      4,522,389    4,522,389
                              GA91636A, 8.05%, due 11/30/99
Ohio National                Group annuity contract deposit,                      2,979,775    2,979,775
                              #5708, 6.75%, due 11/30/99
Protective Life              Group annuity contract deposit,                      2,892,390    2,892,390
                              GA1191, 5.85%, due 6/1/98
J.P. Morgan                  Group annuity contract deposit,                     10,000,000   10,000,000
                              NALCO-01, 5.50%, due 6/1/2000
New York Life                Group annuity contract deposit,                      5,553,351    5,553,351
                              #30481, 6.11%, due 6/30/99
Principal Mutual             Group annuity contract deposit,                      5,581,170    5,581,170
                              #4-23183, 6.41%, due 12/31/2000
Transamerica                 Group annuity contract deposit,                      1,526,821    1,526,821
                              S1393-00, 6.13%, due 1/30/98
American                     American EuroPacific Growth Fund--                  11,570,309   11,867,097
                              456,076 shares
                             American Balanced Fund--1,139,119 shares            16,371,281   17,861,388
Dreyfus                      U.S. Government Money Market Fund                    2,676,600    2,676,600
Neuberger & Berman           Guardian Fund--2,570,243 shares                     58,104,493   66,569,298
Barclays Global Investors    Barclays Equity Index Fund--1,437,519 shares        26,606,279   37,576,753
                             Barclays Bond Index Fund--294,949 shares             3,553,220    3,964,109
*The Northern Trust Company  Collective Short-Term Investment Fund               10,500,682   10,500,682
*Participant loans           Participant loans, average interest rate of 8.64%    5,604,934    5,604,934
                                                                               ------------ ------------
                                                                               $223,099,778 $305,710,607
                                                                               ============ ============

--------
*Party-in-interest to the Plan.

                             NALCO CHEMICAL COMPANY

                                ---------------

         SCHEDULE II--PROFIT SHARING, INVESTMENT AND PAY DEFERRAL PLAN
                            REPORTABLE TRANSACTIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

CATEGORY (III)--A SERIES OF SECURITY TRANSACTIONS IN EXCESS OF 5% OF THE CURRENT VALUE OF PLAN ASSETS:

                                                                         EXPENSES                VALUE OF
                                                                         INCURRED                ASSET ON
   IDENTITY OF PARTY                             PURCHASE     SELLING      WITH       COST OF   TRANSACTION  NET GAIN
       INVOLVED           DESCRIPTION OF ASSET     PRICE       PRICE    TRANSACTION    ASSET       DATE       (LOSS)
-----------------------  ---------------------- ----------- ----------- ----------- ----------- ----------- ----------
Neuberger & Berman Man-  Neuberger & Berman
 agement                 Guardian Equity Fund
                         139 purchases          $21,802,364                         $21,802,364 $21,802,364
                         118 sales                          $11,347,288               8,442,781  11,347,288 $2,904,507
The Northern Trust Com-  Collective Short-Term
 pany                    Investment Fund:
                         279 purchases           75,451,265                          75,451,265  75,451,265
                         364 sales                           80,917,008              80,917,008  80,917,008
Barclays Global Invest-  Barclays Equity
 ors                     Index Fund:
                         164 purchases           14,371,898                          14,371,898  14,371,898
                          86 sales                            7,390,461               5,451,668   7,390,461  1,938,793
Nalco Chemical Company   Nalco Chemical Company
                         Common Stock:
                          5 purchases             2,440,901               $2,669      2,440,901   2,440,901
                         11 sales                            14,634,855   19,604      5,408,633  14,634,855  9,206,618

  There were no reportable category (i), (ii), or (iv) transactions for the year ended December 31, 1997

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE TRUSTEES (OR OTHER PERSONS WHO ADMINISTER THE EMPLOYEE BENEFIT PLAN) HAVE DULY CAUSED THIS ANNUAL REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                          Profit Sharing, Pay Deferral and
                                           Investment Plan of Nalco Chemical
                                           Company

                                                      /s/ J. F. Lambe
                                          By__________________________________
                                               Member, Employee Benefit Plan
                                                 Administration Committee

Dated: March 30, 1998